SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 1, 2009

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Coconut Grove, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

(305) 714-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 8, 2009, Watsco, Inc. (“the Registrant”) filed a Current Report on Form 8-K reporting that, on July 1, 2009, the Registrant completed the formation of Carrier Enterprise LLC, a joint venture with Carrier Corporation (“Carrier”), pursuant to a purchase and contribution agreement dated May 3, 2009, as amended June 29, 2009, by and between Carrier and the Registrant, pursuant to which the Registrant acquired certain sales and distribution operations from Carrier (the “Carrier Sales & Distribution Business”). In that Current Report, the Registrant indicated that it would file the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b) of Form 8-K, by amendment to the Current Report. This Amendment No. 1 to the July 1, 2009 Current Report on Form 8-K contains the required financial statements and pro forma financial information which was not available at the time the Current Report on Form 8-K was filed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements of the Carrier Sales & Distribution Business are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

•

Audited combined balance sheet as of December 31, 2008 and the combined statement of operations, combined statement of cash flows and combined statement of changes in divisional equity for the year ended December 31, 2008, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated September 17, 2009;

•

Unaudited combined balance sheet as of June 30, 2009 and the combined statement of operations, combined statement of cash flows and combined statement of changes in divisional equity for the six months ended June 30, 2009, and the notes related thereto; and

•	Unaudited combined statement of operations and combined statement of cash flows for the six months ended June 30, 2008, and the notes related thereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Registrant and the Carrier Sales & Distribution Business as of June 30, 2009 and the related unaudited pro forma condensed combined statements of income for the six months ended June 30, 2009 and for the year ended December 31, 2008 that give effect to the joint venture with Carrier, are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
99.1	Carrier Sales & Distribution Business audited combined financial statements for the year ended December 31, 2008, and the notes related thereto, and unaudited combined financial statements for the six months ended June 30, 2009 and 2008, and the notes related thereto.

99.2	The unaudited pro forma condensed combined balance sheet of the Registrant and the Carrier Sales & Distribution Business as of June 30, 2009 and the related unaudited pro forma condensed combined statements of income for the six months ended June 30, 2009 and for the year ended December 31, 2008.

99.3	Consent of PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: September 17, 2009	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Carrier Sales & Distribution Business audited combined financial statements for the year ended December 31, 2008, and the notes related thereto, and unaudited combined financial statements for the six months ended June 30, 2009 and 2008, and the notes related thereto.

99.2	The unaudited pro forma condensed combined balance sheet of the Registrant and the Carrier Sales & Distribution Business as of June 30, 2009 and the related unaudited pro forma condensed combined statements of income for the six months ended June 30, 2009 and for the year ended December 31, 2008.

99.3	Consent of PricewaterhouseCoopers LLP.